UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  February 12, 2021

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JEWETT-CAMERON TRADING COMPANY LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110

_________________________________________________________________

(Registrant's telephone No. including area code)

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed since Last Report)

_________________________

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425).

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 7.01 Regulation FD Disclosure

The information presented in the slides attached to this report as Exhibit 99.1 were presented by representatives of Jewett-Cameron Trading Company Ltd. (the “Company”) during the Company’s Annual Meeting of Shareholders held virtually on February 12, 2021, which is hereby incorporated by reference to this Item 7.01.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01 Financial Statements and Exhibits

99.1

Company Overview Slide Deck dated February 2021

Exhibit Index

Exhibit       Description

99.1

Company Overview Slide Deck Dated February 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: February 19, 2021	By: /s/ “Charles Hopewell”
Name: Charles Hopewell, Title: President/Chief Executive Officer/CFO/Director